TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 1
dated May 1, 2006
to the Prospectuses dated February 1, 2006 and March 31, 2006

International Equity Fund

     The International Equity Fund may increase its exposure in emerging markets investments. The following replaces the second to last sentence of the first paragraph under “International Equity Fund—Principal Investment Strategies” in the February 1, 2006 Prospectuses regarding emerging markets:

The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities.

Small-Cap Equity Fund

     The portfolio management team of the Small-Cap Equity Fund is changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectuses:

Beginning May 1, 2006, Michael Shing will become a new member of the portfolio management team responsible for the day-to-day management of the Small-Cap Equity Fund. Victor Samoilovich will remain as lead portfolio manager of the Fund. Daniel O. Glickman will no longer be a member of the portfolio management team for the Fund.

     The following information replaces the portfolio manager charts for the Fund included in the February 1, 2006 Prospectuses.

Total Years/Months
Experience

		Portfolio Role/Coverage/		At		On
Name	Title	Expertise/Specialty	Experience Over Past Five Years	TIAA	Total	Team

Quantitative Stock
		Selection & Portfolio	Teachers Advisors, Inc.,
		Construction—Lead	TIAA and its affiliates
Victor Samoilovich	Director	Portfolio Manager	—2000 to Present	5.9	26.10	3.6

Teachers Advisors, Inc.,
TIAA and its affiliates—
		Quantitative Stock	2004 to Present, Barclays
Michael S. Shing,	Managing	Selection & Portfolio	Global Investors—1993
CFA	Director	Construction	to 2004	2.1	15.6	0.0

Fees and Expenses—International Equity Index Fund (Retirement Class)

     The following replaces the information regarding the International Equity Index Fund’s Fees and Expenses in the table entitled
“Retirement Class-Annual Fund Operating Expenses” in the Prospectus for the Retirement Class dated February 1, 2006.

			Total Annual		Net Annual
			Fund	Expense	Fund
	Management	Other	Operating	Reimbursement/	Operating
	Fees	Expenses	Expenses	Waiver	Expenses

International Equity Index Fund	0.04%	1.35%	1.39%	0.98%	0.41%

Additional Investment Strategies—Equity Funds

     The following is added as the last sentence of the first paragraph under “ADDITIONAL INVESTMENT STRATEGIES—Equity Funds” in the Prospectuses:

The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

     The following is added as the second to last sentence of the second paragraph under “ADDITIONAL INVESTMENT STRATEGIES—Equity Funds” in the Prospectuses:

Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Equity Funds invest in ETFs or other investment companies, the Funds bear a proportionate share of expenses charged by the investment company in which they invest.

A11175 (5/06)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 2
dated May 1, 2006
to the Statement of Additional Information (SAI)
dated February 1, 2006

Small-Cap Equity Fund

The portfolio management team of the Small-Cap Equity Fund is changing. The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

Beginning May 1, 2006, Michael Shing will become a new member of the portfolio management team responsible for the day-to-day management of the Small-Cap Equity Fund. Victor Samoilovich will remain as lead portfolio manager of the Fund. Daniel O. Glickman will no longer be a member of the portfolio management team for the Fund.

The following information replaces the portfolio manager charts for the Fund included in the February 1, 2006 SAI.

Total Assets In
	Number of Other		Accounts Managed
	Accounts Managed		(millions)

		Other		Other
	Registered	Pooled	Registered	Pooled	Dollar Range of
	Investment	Investment	Investment	Investment	Equity Securities
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Owned in Fund

Victor Samoilovich*	2	0	$114,175	$0	$10,001 – $50,000

Michael S. Shing, CFA**	2	0	$122,586	$0	$0

*	Information for Victor Samoilovich is provided as of the Fund’s fiscal year end, September 30, 2005.
**	Information for Michael S. Shing is provided as of March 31, 2006.

The following replaces the paragraph of the disclosure entitled “Aggregation and Allocation of Transactions” under “Potential Conflicts of Interest of Advisors and Portfolio Managers” in the SAI:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the Funds and its other client accounts, and orders of its affiliated investment adviser, TIAA-CREF Investment Management, LLC, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the Funds are afforded equal opportunity with Advisors’ other clients or clients of its affiliates to receive investment allocations and that such allocations are provided to the Funds and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

A11177 (5/06)